Exhibit 1.1

ENERSIS S.A.

Rights Offering for Shares of Common Stock, including in the form of American Depositary Shares

Placement Facilitation

Underwritten Offering of ADSs

Dealer Manager, Placement Facilitation and Underwriting Agreement

February 25, 2013

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

BTG Pactual US Capital, LLC

601 Lexington Avenue

New York, New York 10022

Merrill Lynch, Pierce, Fenner & Smith

    Incorporated

One Bryant Park

New York, New York 10036

As Representatives of the several Dealer Managers, Placement Agents and Underwriters

Ladies and Gentlemen:

Enersis S.A., a corporation (sociedad anónima) incorporated and existing under the laws of the Republic of Chile (the “Company”), plans to make an offering to the Company’s common stockholders of transferable rights (the “Share Rights Offering”) to subscribe for up to 6,473,976,239 new shares of common stock of the Company (the “Offered Shares”), including in the form of American Depositary Shares (“ADSs”) to be represented by American Depositary Receipts (“ADRs”). The Share Rights Offering is part of a capital increase (the “Capital Increase”) approved by the Company’s shareholders on December 20, 2012.

In connection with the Share Rights Offering, Citibank, N.A., as the Company’s Depositary (the “Depositary”), will make available to holders of ADSs (each of which represents 50 shares of common stock, no par value per share, of the Company (the “Common Stock”) (each such share of common stock, a “Share” and, collectively, the “Shares”)), transferable rights (the “ADS Rights Offering”) to subscribe for new ADSs (each, an “ADS Right” and, collectively, the “ADS Rights”). Each Share held of record at 11:59 p.m. (Santiago, Chile time) on February 19, 2013 (the “Share Record Date”) will entitle its holder to 0.504 share rights (each, a “Share Right” and, collectively, the “Share Rights”). Each Share Right will entitle its holder to subscribe for one new Share at the subscription price of Ch$173 per new Share. Each ADS held of record at 5:00 p.m. (New York City time) on February 25, 2013 (the “ADS Record Date”) will entitle its holder to 0.504 ADS Rights. Each ADS Right will entitle its Holder to subscribe for one new ADS at the U.S. dollar equivalent of the subscription price of Ch$8,650 per new ADS, plus certain fees and expenses described in the Prospectus (as defined below). The Share Rights and the ADS Rights are collectively referred to as the “Rights,” and the Share Rights Offering and the ADS Rights Offering are collectively referred to as the “Rights Offering.”

The Share Rights Offering is scheduled to commence on February 25, 2013 (the “Commencement Date”) and is expected to expire at 11:59 p.m. (Santiago, Chile time) on March 26, 2013 (the “Share Rights Offering Expiration Date”) and the ADS Rights Offering is scheduled to commence on February 26, 2013 and is expected to expire at 2:15 p.m. (New York City time) on March 21, 2013 (the “ADS Rights Offering Expiration Date”). The date on which the Offered Shares are delivered (allotted and issued) by the Company to holders or transferees of Rights pursuant to the exercise of Rights is herein referred to as the “Settlement Date.” The Company shall cause Citibank, N.A., as rights agent (the “Rights Agent”) to mail to each holder of record of the ADSs, as soon as practicable after the ADS Record Date, copies of the Prospectus (as defined below) as in effect at such time. Thereafter, to the extent practicable until the ADS Rights Offering Expiration Date, the Company shall use its reasonable best efforts to cause copies of the Prospectus to be made available upon request to each person who is or becomes a holder or beneficial owner of any ADSs or ADS Rights.

In order to facilitate the successful completion of the Rights Offering, the Company hereby engages you as representatives of the several dealer managers listed in Schedule I hereto (the “Dealer Managers”) and authorizes you to act, and you each agree, in accordance with your customary practice, to perform those services in connection with the Rights Offering as are customarily performed by investment banking concerns in connection with rights offerings of like nature, including but not limited to, using your reasonable best efforts to solicit, in accordance with the Securities Act and your customary practice, the exercise of the Rights, subject to the terms and conditions of this Agreement and the procedures described in the Registration Statement and the Prospectus.

In addition, the Company hereby engages you as representatives of the several placement agents listed in Schedule I hereto (the “Placement Agents”) to facilitate the placement (the “Placement Facilitation”), subsequent to the Share Rights Offering Expiration Date, of up to the number of Offered Shares, if any, that are not otherwise subscribed for in the Rights Offering. Upon their mutual agreement, the parties hereto may enter into a placement facilitation supplement (the “Placement Facilitation Supplement”) providing for, among other things, the aggregate number of Shares, if any, to be placed by the Placement Agents (the “Placed Shares”) and the other terms of such Placement Facilitation, if any.

Upon their mutual agreement, the parties hereto may enter into an underwriting agreement supplement substantially in the form of Exhibit B hereto (the “Underwriting Agreement Supplement”) subsequent to the Share Rights Offering Expiration Date pursuant to which the Company would issue and sell to the several Underwriters listed in Schedule II hereto (the “Underwriters”), for whom you are acting as representatives, up to the number of Offered Shares, if any, that are not otherwise subscribed for in the Rights Offering, in the form of ADSs. The Underwriting Agreement Supplement will set forth, among other things, the aggregate number of ADSs, if any, to be allocated to the Underwriters (the “Underwritten ADSs”) and the price at which the Underwritten ADSs will be purchased by the Underwriters.

Pursuant to a separate engagement letter (the “Chilean Engagement Letter”), the Company has engaged J.P. Morgan Corredores de Bolsa SpA, Celfin Capital S.A. Corredores de Bolsa, Merrill Lynch Corredores de Bolsa SpA, Banchile Corredores de Bolsa S.A., BBVA Corredores de Bolsa Limitada, Deutsche Securities Corredores de Bolsa Limitada, Larraín Vial S.A. Corredora de Bolsa, and Santander S.A Corredores de Bolsa (in such capacity, the “Chilean Placement Agents”) to: (i) use their best efforts to solicit in Chile, in accordance with Chilean securities laws and regulations and their customary practice, the exercise of the Rights; (ii) subsequent to the Share Rights Offering Expiration Date, to facilitate the placement to investors in Chile of up to the number of Offered Shares, if any, that are not otherwise subscribed for in the Rights Offering; and (iii) provide certain trading and settlement services through the facilities of the Santiago Stock Exchange (as defined below) in connection with the Rights Offering and the placement of Offered Shares, if any, that are not otherwise subscribed for in the Rights Offering, including the Underwritten ADSs, if any.

The parties hereto agree that nothing herein shall obligate any party to enter into the Placement Facilitation Supplement or the Underwriting Agreement Supplement and that, unless and until the Placement Facilitation Supplement or the Underwriting Agreement Supplement is executed and delivered by the parties hereto, as the case may be, nothing in this Agreement constitutes a commitment by the Placement Agents to place or by the Underwriters to underwrite any Shares or ADSs or other securities or otherwise provide financing. As used in this Agreement, the term “Representatives” shall refer to you as representatives of the Dealer Managers in connection with the Rights Offering, as representatives of the Placement Agents in connection with the Placement Facilitation and as representatives of the Underwriters in connection with the public offering of the Underwritten ADSs, if any, as the case may be.

The Shares to be represented by ADSs are to be deposited pursuant to that certain amended and restated deposit agreement (the “Deposit Agreement”), dated as of September 30, 2010, as amended, among the Company, the Depositary, and the holders and beneficial owners from time to time of the ADRs representing the ADSs, to be issued under the Deposit Agreement. Each ADS will represent 50 Shares. In addition, the Company intends to enter into a rights agency agreement (the “Rights Agency Agreement”) among the Company and the Rights Agent, in relation to the Rights Offering to ADS holders.

The Company hereby confirms its agreement with the several Dealer Managers concerning the Rights Offering and, if applicable, the several Placement Agents concerning the Placement Facilitation and the several Underwriters concerning the purchase and sale of the Underwritten ADSs, if any, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a shelf registration statement on Form F-3 (File No. 333-186823), including a base prospectus dated February 25, 2013 (the “Base Prospectus”), relating to the Rights and the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the prospectus supplement dated February 25, 2013 (the “Prospectus Supplement”) together with the Base Prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares and/or the ADSs. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form F-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed by the Company after such date under the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Commencement Date, the Company will have prepared the following information (the “Disclosure Package”): the Base Prospectus, the Prospectus Supplement and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto or which have been approved in writing in advance by the Representatives and, if applicable, at or prior to the Applicable Time, the Company will have prepared each “free writing prospectus” listed in any Placement Facilitation Supplement or Underwriting Agreement Supplement or approved in writing in advance by the Representatives and any such “free writing prospectus” shall be deemed included in the Disclosure Package as of its date of first use.

“Applicable Time” means the time to be set forth in the Placement Facilitation Supplement or the Underwriting Agreement Supplement, if any.

2. Compensation in Connection with Rights Offering and Placement Facilitation; Purchase of the ADSs by the Underwriters.

(a) The Company agrees to pay to the Dealer Managers, the Placement Agents and the Underwriters in connection with the Rights Offering, the Placement Facilitation, if any, and the offering of Underwritten ADSs, if any, that are not otherwise subscribed for in the Rights Offering, a commission (the “Commission”) as set forth in a separate fee letter dated the date hereof entered into with each Dealer Manager, Placement Agent and Underwriter (each, a “Fee Letter”). Payment of the Commission shall be made by wire transfer in immediate available funds to the account specified by the Representatives on the Settlement Date.

(b) If the Company and the Representatives determine to enter into the Placement Facilitation Supplement, the Company understands that the Placement Agents propose to facilitate the placement of the total number of Placed Shares, if any, as set forth in the Placement Facilitation Supplement, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein and in the Placement Facilitation Supplement.

(c) If the Company and the Representatives determine to enter into the Underwriting Agreement Supplement, the Company agrees to issue and sell the Underwritten ADSs to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein and in the Underwriting Agreement Supplement, agrees, severally and not jointly, to purchase from the Company the total number of Underwritten ADSs, if any, as set forth opposite such Underwriter’s name in a schedule to the Underwriting Agreement Supplement, at a price per ADS (the “Purchase Price”) set forth in the Underwriting Agreement Supplement.

(d) The Company understands that if the parties hereto agree to enter into the Placement Facilitation Supplement or the Underwriting Agreement Supplement, the Placement Agents or the Underwriters, as the case may be, intend to place the Placed Shares or make a public offering of the Underwritten ADSs as soon after the effectiveness of the Placement Facilitation Supplement or the Underwriting Agreement Supplement as in the judgment of the Representatives is advisable, and to place the Shares or initially to offer the ADSs on the terms set forth in the Placement Facilitation Supplement or the Underwriting Agreement Supplement, as the case may be. The Company acknowledges and agrees that the Underwriters may offer and sell ADSs to or through any affiliate of an Underwriter.

(e) Payment for the Underwritten ADSs shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 at a time and on a date specified in the Underwriting Agreement Supplement. The time and date of such payment for any Underwritten ADSs, and the time and date of any settlement of the Placed Shares, as the case may be, are referred to herein as the “Closing Date.”

Payment for the Underwritten ADSs to be purchased on the Closing Date shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Underwritten ADSs to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date, with any transfer taxes and Depositary fees payable in connection with the sale of such Underwritten ADSs duly paid by the Company. Delivery of the Underwritten ADSs shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(f) The Company acknowledges and agrees that the Dealer Managers, the Placement Agents and the Underwriters shall have no liability (in tort, contract, or otherwise) to the Company, its affiliates or any other person for any losses, claims, damages, liabilities, or expenses arising from any act or omission on the part of any broker or dealer in securities, bank or trust company, or any other person in connection with the Rights Offering or arising from your engagement or services hereunder or otherwise in connection with the Rights Offering, except for any such losses, claims, damages, liabilities, or expenses that are determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted primarily from your gross negligence or willful misconduct.

(g) The Company acknowledges and agrees that the Dealer Managers, the Placement Agents and the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Rights Offering, the Placement Facilitation and the offering of Underwritten ADSs contemplated hereby (including in connection with determining the terms of the offering of Underwritten ADSs) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Dealer Manager, Placement Agent or Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Dealer Managers, the Placement Agents and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Dealer Managers, the Placement Agents and the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Dealer Managers, the Placement Agents and the Underwriters and shall not be on behalf of the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to each Dealer Manager, each Placement Agent and each Underwriter that:

(a) Disclosure Package. The Disclosure Package as of the Commencement Date did not, and as of the Settlement Date, and if applicable, the Applicable Time or the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Dealer Manager, Placement Agent or Underwriter furnished to the Company in writing by such Dealer Manager, Placement Agent or Underwriter through the Representatives expressly for use in such Disclosure Package, it being understood and agreed that the only such information furnished by any Dealer Manager, Placement Agent or Underwriter consists of the information described as such in Section 7(b) hereof.

(b) Chilean Prospectus. The Company has prepared and filed with the Chilean Securities and Insurance Commission (Superintendencia de Valores y Seguros, or “SVS”) a prospectus in Spanish, to register the Capital Increase, which includes the Rights Offering (the “Chilean Prospectus”) under the Securities Market Law (Ley De Mercado de Valores). The Chilean Prospectus as of the Commencement Date did not, and as of the Settlement Date, and if applicable, the Applicable Time or the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Chilean Prospectus does not contain any material information relating to the Rights Offering that is not included or incorporated by reference in the Disclosure Package.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the Prospectus and the Chilean Prospectus, the Company (including its agents and representatives, other than the Dealer Managers, the Placement Agents and the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy or subscribe for the Shares or the ADSs (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto or in any Placement Facilitation Supplement, any Underwriting Agreement Supplement, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and the Securities Market Law (to the extent required thereby) and, when taken together with the Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Prospectus in reliance upon and in conformity with information relating to any Dealer Manager, Placement Agent or Underwriter furnished to the Company in writing by such Dealer Manager, Placement Agent or Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Prospectus, it being understood and agreed that the only such information furnished by any Dealer Manager, Placement Agent or Underwriter consists of the information described as such in Section 7(b) hereof.

(d) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the Rights Offering, Placement Facilitation or the offering of the Underwritten ADSs has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the applicable requirements of the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Settlement Date and, if applicable, the Applicable Time and the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Dealer Manager, Placement Agent or Underwriter furnished to the Company in writing by such Dealer Manager, Placement Agent or Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Dealer Manager, Placement Agent or Underwriter consists of the information described as such in Section 7(b) hereof.

(e) ADS Registration Statement. A registration statement on Form F-6 (File No. 333-186824) has been filed with the Commission. Such registration statement has been declared effective by the Commission (such registration statement, as amended at the time it became effective, is referred to herein as the “ADS Registration Statement”). No stop order suspending the effectiveness of the ADS Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the Rights Offering, the Placement Facilitation or the offering of the Underwritten ADSs has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the ADS Registration Statement and any amendment thereto, the ADS Registration Statement complied and will comply in all material respects with the applicable requirements of the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein and or necessary in order to make the statements therein not misleading.

(f) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not, as of the date such documents are filed with the Commission, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Financial Statements. The financial statements (including the related notes thereto) of each of the Company and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified in accordance with International Financial Reporting Standards as adopted by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods covered thereby, subject, in the case of interim financial statements, to normal year-end adjustments, and any supporting schedules included or incorporated by reference in the Registration Statement relating to the Company and its consolidated subsidiaries, present fairly the information required to be stated therein; and the other financial information (including the selected and summary financial data set forth under the captions “Prospectus Supplement Summary – Summary Financial Data” and “Selected Financial Information”) included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus has been derived from the accounting records of each of the Company and its consolidated subsidiaries, presents fairly the information shown thereby and has been compiled on a basis consistent with that of the respective financial statements included or incorporated by reference in the Disclosure Package and the Prospectus. The pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Disclosure Package and the Prospectus. There are no material differences between the financial statements of the Company for the year ended December 31, 2012 incorporated by reference in the Registration Statement and the Disclosure Package as of the Commencement Date and audited in accordance with Chilean generally accepted auditing standards, on the one hand, and the financial statements of the Company for the year ended December 31, 2012 to be incorporated by reference in the Registration Statement and the Disclosure Package after the Commencement Date but prior to the Settlement Date and audited under the standards adopted by the Public Company Accounting Oversight Board (the “PCAOB”), on the other.

(h) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus; (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations of the Company and its subsidiaries taken as a whole; (ii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (iii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iv) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (i), (ii), (iii) and (iv), as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

(j) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing, to the extent applicable, under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing, to the extent applicable under the laws of the applicable jurisdictions in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”). The subsidiaries listed in Exhibit 8.1 to the Company’s Annual Report on Form 20-F for the year ended December 31, 2011, as amended, are the principal operating subsidiaries of the Company.

(k) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(l) [Intentionally Omitted].

(m) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Deposit Agreement, the Rights Agency Agreement, the Placement Facilitation Supplement and the Underwriting Agreement Supplement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(n) Dealer Manager, Placement Facilitation and Underwriting Agreement; Placement Facilitation Supplement; Underwriting Agreement Supplement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company. The Placement Facilitation Supplement (if the parties hereto agree to enter into the Placement Facilitation Supplement), will have been duly authorized by the Company when executed and delivered by the Company. The Underwriting Agreement Supplement (if the parties hereto agree to enter into the Underwriting Agreement Supplement), will have been duly authorized by the Company when executed and delivered by the Company.

(o) The Rights. The distribution of the Rights to holders has been duly and validly authorized.

(p) The Shares. The Shares have been duly authorized and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

(q) The ADSs. The Shares to be issued and sold by the Company hereunder may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing the ADSs. Upon the due issuance by the Depositary of ADRs evidencing ADSs, such ADRs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs will conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(r) Absence of Transfer Restrictions. The ADSs, when issued, will be freely transferable by the Company to or for the account of the applicable holders or the several Underwriters, as the case may be, and, in the case of Underwritten ADSs, if any, such Underwritten ADSs will be freely transferable by the several Underwriters to the initial purchasers in the manner contemplated in the Prospectus.

(s) Other Transaction Documents. Each of the Deposit Agreement and the Rights Agency Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(t) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(u) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(v) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the commencement and consummation of the Rights Offering, the issuance and sale of the Underwritten ADSs and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the

Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company, except, in the case of clauses (i) and (iii) above, for any such conflict, default, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(w) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the commencement and consummation of the Rights Offering, the issuance and sale of the Underwritten ADSs and the consummation of the transactions contemplated by the Transaction Documents, except for (i) such consents, approvals, authorizations, orders and registrations, qualifications or notices as have been obtained or given under the laws of the Republic of Chile and are in full force and effect; (ii) the approvals of and filings with the SVS, the Bolsa de Comercio de Santiago – Bolsa de Valores (the “Santiago Stock Exchange”), the Bolsa de Valores (the “Valparaiso Stock Exchange”) and the Bolsa de Corredores – Electrónica de Chile, Bolsa de Valores (the “Electronic Stock Exchange”) relating to the Capital Increase, which includes the Rights Offering, which have been already obtained and are in full force and effect, and except that final executed copies of this Agreement and the Prospectus must be filed with the SVS; and (iii) such as have been already obtained or as may be required for the registration of the ADSs and the Shares under the Securities Act, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or by state securities or blue sky laws.

(x) Legal Proceedings. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Disclosure Package and the Prospectus.

(y) Independent Accountants. Each of Ernst & Young Servicios Profesionales de Auditoría y Asesoría Limitada, Ernst & Young Audit Limitada, Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global, Ernst & Young Terco Auditores Independentes S.S., Deloitte Auditores y Consultores Ltda., Deloitte & Touche Ltda., Deloitte Touche Tohmatsu Auditores Independentes and KPMG Auditores Consultores Ltda., who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries, within the applicable rules and regulations adopted by the Commission and the PCAOB and as required by the Securities Act.

(z) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as described in the Registration Statement, the Disclosure Package and the Prospectus, except where the failure to own or possess such rights would not, individually or in the aggregate, have a Material Adverse Effect; and the conduct of their respective businesses will not conflict with any such rights of others, except for such conflicts as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which could reasonably be expected to have a Material Adverse Effect.

(bb) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Disclosure Package.

(cc) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Underwritten ADSs and the application of the proceeds thereof as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(dd) PFIC status. The Company was not a “passive foreign investment company” as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, for the taxable year ended December 31, 2012; and the Company does not expect to be considered as such for the taxable year ending December 31, 2013 or any future year.

(ee) Taxes. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its subsidiaries have paid all Chilean and U.S. federal, state and local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof and there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(ff) Absence of Taxes. Under current laws and regulations (and interpretations thereof) of taxes imposed by the Republic of Chile or any political subdivision or any authority or agency therein or thereof having power to tax, or of any other jurisdiction in which the Company is organized or otherwise resident or deemed resident or doing business for tax purposes or any jurisdiction from or through which a payment is made or deemed made (each, a “Relevant Taxing Jurisdiction”), there are no taxes, duties, levies, imposts, deductions, charges or withholdings, including interest, penalties or similar liabilities with respect thereto (collectively, “Taxes”) imposed or, to the knowledge of the Company, pending or proposed, by any Relevant Taxing Jurisdiction either (i) on or by virtue of the execution of, delivery or performance by the Company of, or the enforcement of, the Transaction Documents or of any other document to be furnished hereunder or thereunder or (ii) on any payment to be made under or pursuant to this Agreement or the Deposit Agreement, any issuance or sale by the Company of the Underwritten ADSs to the Underwriters, or the deposit of the Shares under the Deposit Agreement by the Company, in each such case other than any such Taxes imposed on the income of the Dealer Managers, Placement Agents or Underwriters by reason of their having a present or former connection with such Relevant Taxing Jurisdiction that does not arise solely from their activities in connection with this Agreement or the Deposit Agreement; and none of the holders of the ADSs, any Dealer Manager, any Placement Agent, any Underwriter and any paying agent will be deemed resident, domiciled, carrying on business or subject to taxation in any Relevant Taxing Jurisdiction solely by reason of the execution, delivery, performance or enforcement of any of this Agreement or the Deposit Agreement and the ADSs.

(gg) Payment Free and Clear. All payments to be made by the Company under this Agreement or the Deposit Agreement shall be paid free and clear of any deduction or withholding for or on account of, any present or future Taxes (including any amounts that result from the payment of fees, compensation or reimbursement of costs contemplated in this Agreement or in the Deposit Agreement), imposed by a Relevant Taxing Jurisdiction, other than any such Taxes imposed on the income of the Dealer Managers, Placement Agents or Underwriters by reason of their having a present or former connection with such Relevant Taxing Jurisdiction that does not arise solely from their activities in connection with this Agreement or the Deposit Agreement. If any non-excluded Taxes are required by law to be deducted or withheld by the Company in connection with such payments, the Company will increase the amount paid so that the full amount of such payment is received by the Dealer Managers, Placement Agents and/or the Underwriters, as the case may be.

(hh) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Disclosure Package and the Prospectus or as would not have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(ii) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(jj) Compliance with and Liability under Environmental Laws. (i) The Company and its subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, and (iii) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, except in the case of each of (i), (ii) and (iii) above, for any such matter, as would not, individually or in the aggregate, have a Material Adverse Effect.

(kk) Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance ,waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

(ll) [Intentionally Omitted].

(mm) Disclosure Controls. The Company maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(nn) Accounting Controls. The Company and its consolidated subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(oo) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks the Company believes are reasonably adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(pp) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of Chile, Brazil, Colombia, Peru and Argentina of similar purpose and scope; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(qq) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(rr) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not, directly or indirectly, use the proceeds of the Rights Offering or the offering of the Underwritten ADSs hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to Sanctions or in any other manner that will result in a violation by any person (including any person participating in the offering, whether as Dealer Manager, Placement Agent, Underwriter, advisor, investor or otherwise) of Sanctions.

(ss) No Restrictions on Subsidiaries. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(tt) No Limitation on Vote, Transfer and Payment of Dividends. Except as set forth in the Deposit Agreement, the Disclosure Package or the Prospectus, there are no limitations under Chilean law on the rights of holders of Shares, ADSs or ADRs evidencing the ADSs to hold or vote or transfer their respective securities, and no approvals are currently required in Chile (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends declared by the Company to the holders of Shares, including the Depositary. All dividends and other distributions declared and payable on the Shares may be paid in pesos exchangeable into U.S. dollars to the Depositary subject only to a withholding tax of 35% (which may be reduced by certain tax credits discussed in the Prospectus under the caption “Taxation – Chilean Tax Considerations”) but otherwise free and clear of any tax, duty, withholding or deduction imposed by or in Chile.

(uu) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement, any Fee Letter and the Chilean Engagement Letter and related fee letters) that would give rise to a valid claim against the Company or any of its subsidiaries or any Dealer Manager, Placement Agent or Underwriter for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering and, if applicable, the Placement Facilitation or the offering and sale of the Underwritten ADSs.

(vv) No Registration Rights. There are no contracts, agreements or understandings between the Company and any person that grants such person the right to require the Company to file a registration statement under the Securities Act or with the SVS with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities of the Company being registered pursuant to any other registration statement filed by the Company under the Securities Act or with the SVS.

(ww) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Rights, Shares or ADSs.

(xx) Margin Rules. The application of the proceeds received by the Company from the Rights Offering or from the issuance, sale and delivery of the Underwritten ADSs, if any, as described in the Registration Statement, the Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(yy) Forward-Looking Statements. Each forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package or the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(zz) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(aaa) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(bbb) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the ADSs, the Shares or the Rights and at the date hereof, the Company was not and is not an “ineligible issuer,” and is a well known seasoned issuer, in each case as defined in Rule 405 under the Securities Act. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(ccc) Choice of Law; Consent to Jurisdiction; Appointment of Agent for Service of Process. The choice of law provisions set forth in this Agreement and the Deposit Agreement is a valid choice of law under the laws of Chile and will be recognized by Chilean courts; the

Company has the legal capacity to sue and be sued in its own name under the laws of Chile; the irrevocable submission of the Company to the jurisdiction of the Specified Courts (as defined in Section 15), the waiver by the Company of any objection to the venue of a proceeding in a New York Court and the agreement of the Company that this Agreement, any Placement Facilitation Supplement, any Underwriting Agreement Supplement and the Deposit Agreement shall be construed in accordance with and governed by the internal laws of the State of New York are legal, valid and binding under the laws of Chile and will be respected by the Chilean courts; and the service of process effected in the manner set forth in this Agreement and the Deposit Agreement, as applicable, provided personal service of process is made and assuming its validity under New York law, will be effective, insofar as Chilean law is concerned, to confer valid personal jurisdiction over the Company.

(ddd) Recognition of Final Judgment by Courts. If a final and conclusive judgment for the payment of money is rendered by any courts outside Chile against the Company in respect of this Agreement, any Placement Facilitation Supplement, any Underwriting Agreement Supplement or the Deposit Agreement, such judgment will be recognized in the courts of Chile without reexamination, review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty, provided that: (A) if there is a treaty between Chile and the country where the judgment was rendered with respect to the enforcement of foreign judgments, the provisions of said treaty shall be applied, (B) if there shall be no treaty, the judgment would be enforced if there is reciprocity as to the enforcement of judgments (i.e., the relevant foreign court would enforce a judgment of a Chilean court under comparable circumstances), (C) if the judgment has been rendered by the courts of a country which does not enforce the judgments of Chilean courts, such judgment will not be enforced in Chile, (D) if both reciprocity and the lack of reciprocity cannot be proven, the judgment would be enforced if it has not been rendered by default within the meaning of Chilean law, (E) the judgment shall not be contrary to the laws of Chile and (F) in any event, the judgment shall not be contrary to the public policy of Chile and shall not affect in any way properties located in Chile. Upon compliance with all of the above, and provided that the judgment is submitted to the Supreme Court of the Republic of Chile, in a duly legalized (by the competent Chilean Consul) form and, if not in Spanish, translated by an official translator of the Ministry of Foreign Affairs of Chile, the courts of Chile will enforce a final and conclusive judgment for the payment of money recorded by a court outside of Chile in accordance with the procedures contemplated for the enforcement of foreign judgments in the Chilean Civil Procedure Code. Access to the courts of Chile will not be subject to any conditions that are not applicable to residents, citizens or companies incorporated under the laws of Chile. The Supreme Court of Chile will hear arguments from the party against whom enforcement is sought, but such hearing will be limited to aspects relating to such enforcement and not to substantive issues resolved in the foreign judgment. As of the date hereof, there is no treaty between the Republic of Chile and the United States on the enforcement of foreign judgments.

(eee) No Immunity. Neither the Company nor any of its subsidiaries, nor any of their respective assets or revenues, has immunity, including sovereign immunity, from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) or from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property, assets or revenues, (ii) the United States or the State of New York or (iii) Chile or any political subdivision thereof. To the extent that the Company or any of its subsidiaries or any of their respective assets or revenues may have or may hereafter have immunity from any such court, the Company has, pursuant to Section 15(c) of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such immunity to the extent permitted by law.

(fff) Proper Form. Each of the Transaction Documents is in proper legal form under the laws of Chile or any authority or agency therein for the enforcement thereof against the Company therein; and it is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of any of the Transaction Documents in Chile that any Transaction Documents or any other document related thereto be filed, registered, or recorded with, or executed or notarized before, any court, authority or agency in, or that any stamp, registration or similar taxes or duties be paid to any court, authority or agency of, Chile, except for their official translation into Spanish for their presentation to a Chilean court.

(ggg) Absence of Exchange Controls. No exchange control authorization or any other authorization, approval, consent or license of any governmental or regulatory authority or court in Chile is required for the conversion of Chilean pesos into United States dollars or the payment of such United States dollars to the holders of ADSs for purposes of paying dividends or other distributions provided, however that such transactions, and the issuance of the ADSs, shall be reported to the Central Bank of Chile, except as described in the Prospectus under the caption “Exchange Rates; Foreign Investment and Exchange Controls in Chile”.

(hhh) Indemnification and Contribution. The indemnification and contribution provisions set forth in Section 7 hereof do not contravene Chilean law or public policy.

(iii) No Requirement to Qualify to Do Business. It is not necessary under the laws of Chile that any holder of the Shares, ADSs, or the Dealer Managers, the Placement Agents or the Underwriters, should be licensed, qualified or entitled to carry on business in Chile, (i) to enable any of them to enforce their respective rights under this Agreement or the consummation of the transactions contemplated hereby or any other document to be delivered in connection herewith or (ii) solely by reason of the execution, delivery or performance of any such document.

(jjj) The admission of the ADS Rights to trading on the New York Stock Exchange and the Share Rights to trading on the Santiago Stock Exchange has been, duly approved by the New York Stock Exchange or the Santiago Stock Exchange, as applicable, such admission to become effective on or before February 26, 2013 in the case of trading on the New York Stock Exchange and February 25, 2013 in the case of trading on the Santiago Stock Exchange and no such approval has been, or will have been on or before March 21, 2013 in the case of trading on the New York Stock Exchange or March 25, 2013 in the case of trading on the Santiago Stock Exchange, suspended, withdrawn or terminated.

4. Further Agreements of the Company. The Company covenants and agrees with each Dealer Manager, each Placement Agent and each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus relating to the Rights Offering and/or the Underwritten ADSs with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act; will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; will file any amendment to the Registration Statement (including any post-effective amendments) required to be so filed under the Securities Act within the time periods specified therein; will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Underwritten ADSs; will file within the time periods and as provided by the Securities Market Law all reports required to be filed by the Company; and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the

Dealer Managers, the Placement Agents and the Underwriters in New York City prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company has paid the registration fee for the Rights Offering and the Underwritten ADSs within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) Delivery of Prospectus to Holders. Following commencement of the Rights Offering, the Company will cause to be mailed to each registered holder of any Shares or ADSs, as soon practicable, a copy of the most current Prospectus.

(c) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, upon request, conformed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Dealer Manager, Placement Agent and Underwriter (A) upon request, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Offered Shares (including in the form of ADSs) as in the opinion of counsel for the Dealer Managers, the Placement Agents and the Underwriters a prospectus relating to the Offered Shares (including in the form of ADSs) is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with the Rights Offering and, if applicable, sales of the Underwritten ADSs by any Underwriter or dealer.

(d) Amendments or Supplements, Issuer Free Writing Prospectuses. During the Prospectus Delivery Period, before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representatives and counsel for the Dealer Managers, the Placement Agents and the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(e) Notice to the Representatives. Until the termination of the Prospectus Delivery Period, the Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus, any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed or distributed; (iii) of any request by the Commission to the Company for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission to the Company for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Disclosure Package or the Prospectus, or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Disclosure Package, any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Rights, Shares and/or ADSs for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any of the Disclosure Package or the Prospectus or suspending any such qualification of the Rights, Shares and/or ADSs and, if any such order is issued, will use its commercially reasonable efforts to obtain as soon as possible the withdrawal thereof.

(f) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Dealer Managers, the Placement Agents and the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Dealer Managers, the Placement Agents and the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Settlement Date and any Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Disclosure Package to comply with law, the Company will promptly notify the Dealer Managers, the Placement Agents and the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Dealer Managers, the Placement Agents and the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Disclosure Package as may be necessary so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Disclosure Package is delivered to a purchaser, be misleading or so that the Disclosure Package will comply with law.

(g) Blue Sky Compliance. The Company will take such actions as the Representatives reasonably request to qualify the Rights, Shares and/or ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Rights, Shares and/or ADSs; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file or take any action that would constitute a general consent to service of process in any such jurisdiction or (iii) subject itself or any of its affiliates to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as reasonably practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i) Clear Market. For a period of 90 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the SVS or the Commission a registration statement under the Securities Act relating to, any Shares or any securities convertible into or exercisable or exchangeable for Shares, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than Shares or ADSs sold pursuant to the Rights Offering, the Placement Facilitation or the Underwritten ADSs contemplated to be sold hereunder. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(j) Rights Exercised. The Company will notify the Representatives not later than 10:00 a.m., New York City time, on the first business day following the Share Rights Offering Expiration Date of the total number of Rights exercised and the ADSs and the Shares related thereto, the total number of Rights verified to be in proper form for exercise and rejected for exercise and being processed and as to such other information as the Representatives may reasonably request.

(k) Use of Proceeds. The Company will apply the net proceeds from the Rights Offering and the sale of the Underwritten ADSs, if any, as described in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(l) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Rights, Shares or ADSs.

(m) Exchange Listing. The Company will use its commercially reasonable efforts to list, subject to notice of issuance, the ADSs on the New York Stock Exchange (the “Exchange”).

(n) Reports. Until the termination of the Prospectus Delivery Period, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the ADSs, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(o) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(p) Settlement. The Company will use its reasonable best efforts in cooperation with the Underwriters to permit the ADSs to be eligible for clearance and settlement through DTC.

(q) Deposit of Shares. Prior to Settlement Date and the Closing Date, as the case may be, the Company will deposit or cause to be deposited the Shares to be sold by the Company with the Depositary by means of a book entry transfer in accordance with the Deposit Agreement so that the ADRs evidencing the ADSs will be delivered by book entry transfer by the Depositary to the respective accounts of applicable holders or the Underwriters at the Settlement Date or any Closing Date, as applicable.

(r) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

5. Certain Agreements of the Placement Agents and the Underwriters. Each Placement Agent and Underwriter hereby represents and agrees that:

(a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or in the Placement Facilitation Supplement or the Underwriting Agreement Supplement or prepared pursuant to Section 3(c) or Section 4(d) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Underwritten ADSs unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex A to any Underwriting Agreement Supplement without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6. Conditions of Dealer Managers’, Placement Agents’ and Underwriters’ Obligations. The obligation of each Dealer Manager to solicit investors in connection with the Rights Offering and, if a Placement Facilitation Supplement or an Underwriting Agreement Supplement is executed, of each Placement Agent or Underwriter, as the case may be, to place the Placed Shares or purchase the Underwritten ADSs on the Closing Date, as the case may be, as provided herein is, or in the case of any Placement Facilitation Supplement or Underwriting Agreement Supplement, will be subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct at all times from and as of the date hereof through and as of the Settlement Date and any Closing Date, including at the Applicable Time; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Commencement Date, the Settlement Date, and if applicable, the Applicable Time and the Closing Date.

(c) No Downgrade. Subsequent to the date hereof, if there are any debt securities or preferred stock of, or guaranteed by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review with possible negative implications, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the Rights Offering, or the offering, sale or delivery of the Underwritten ADSs on the Closing Date, on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus.

(e) Officer’s Certificate. The Representatives shall have received on and as of each of the Commencement Date, the Settlement Date, and any Closing Date, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company (i) confirming that such officers have carefully reviewed the Registration Statement, the Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the date of such certificate, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f) Comfort Letters. On and as of each of the Commencement Date, the date of filing of a Form 6-K with the Commission containing the Company’s IFRS audited financial statements for the year ended December 31, 2012 in accordance with the standards of the PCAOB, the Settlement Date, any Applicable Time and Closing Date, Ernst & Young Servicios Profesionales de Auditoría y Asesoría Limitada, Deloitte Auditores y Consultores Ltda. and KPMG Auditores Consultores Ltda. shall have each furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Dealer Managers, the Placement Agents or the Underwriters, as applicable, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus; provided, that each such letter shall use a “cut-off” date no more than three business days prior to the date of such letter.

(g) Opinion and 10b-5 Statement of U.S. Counsel for the Company. Chadbourne & Parke, LLP, U.S. counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, on and as of each of the Commencement Date, the Settlement Date and any Closing Date, and addressed to the Dealer Managers, the Placement Agents or the Underwriters, as applicable, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto.

(h) Opinion and 10b-5 Statement of Chilean Counsel for the Company. Carey y Cía Ltda, Chilean counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, on and as of each of the Commencement Date, the Settlement Date and any Closing Date, and addressed to the Dealer Managers, the Placement Agents or the Underwriters, as applicable, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.

(i) Opinion and 10b-5 statement of the General Counsel for the Company. Domingo Valdés, General Counsel for the Company, shall have furnished to the Representatives, at the request of the Company, his written opinion and 10b-5 statement, on and as of each of the Commencement Date, the Settlement Date and any Closing Date, and addressed to the Dealer Managers, the Placement Agents or the Underwriters, as applicable, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto.

(j) Opinion of In-House Counsel for the Company for Argentina, Brazil, Colombia and Peru. Each of (i) María Inés Justo Borga, General Counsel of the Endesa/Enel Group in Argentina, (ii) Antoniò Basilio Pires e Albuquerque, General Counsel of the Endesa/Enel Group in Brazil, (iii) Andrés Caldas Rico, General Counsel of the Endesa/Enel Group in Colombia and (iv) Luis Salem Hone, General Counsel of the Endesa/Enel Group in Peru, shall have furnished to the Representatives, at the request of the Company, his or her written opinion, on and as of each of the Commencement Date, the Settlement Date and any Closing Date, and addressed to the Dealer Managers, the Placement Agents or the Underwriters, as applicable, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-4 hereto.

(k) Opinion and 10b-5 Statement of U.S. Counsel for the Dealer Managers, the Placement Agents and the Underwriters. The Representatives shall have received on and as of each of the Commencement Date, the Settlement Date and any Closing Date, an opinion and 10b-5 statement of Davis Polk & Wardwell LLP, counsel for the Dealer Managers, the Placement Agents and the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(l) Opinion and 10b-5 Statement of Chilean Counsel for the Dealer Managers, the Placement Agents and the Underwriters. The Representatives shall have received on and as of each of the Commencement Date, the Settlement Date and any Closing Date, an opinion and 10b-5 statement of Claro & Cía., Chilean counsel for the Dealer Managers, the Placement Agents and the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(m) Opinion of Counsel for the Depositary. Patterson Belknap Webb & Tyler LLP, counsel for the Depositary, shall have furnished to the Representatives, at the request of the Company, their written opinion, on and as of each of the Commencement Date, the Settlement Date and any Closing Date, and addressed to the Dealer Managers, the Placement Agents or the Underwriters, as applicable, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-5 hereto.

(n) Certificate of Depositary. On and as of each of the Commencement Date, the Settlement Date and any Closing Date, the Representatives shall have received a certificate of the Depositary, in form and substance satisfactory to the Representatives, executed by one of its authorized officers with respect to the deposit with the custodian named under the Deposit Agreement of the Shares underlying the ADSs to be purchased against issuance of the ADRs evidencing such ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives may reasonably request.

(o) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would prevent the consummation of the Rights Offering or the offering of the Underwritten ADSs in the manner described in the Prospectus as of the Settlement Date or any Closing Date, as the case may be; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the date hereof, prevent the consummation of the Rights Offering or the offering of the Underwritten ADSs in the manner described in the Prospectus.

(p) Good Standing. The Representatives shall have received on and as of the Commencement Date, the Settlement Date and any Closing Date, satisfactory evidence of the good standing or equivalent of the Company and each of its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request (to the extent such concept is relevant in the respective jurisdictions of organization or such other jurisdiction), in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(q) Exchange Listing. The ADSs to be delivered on the Settlement Date and any Closing Date shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(r) Capital Increase. The Capital Increase shall have been duly registered with the SVS.

(s) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of Shares or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Settlement Date and any Closing Date.

(t) Placement Facilitation Supplement. If the Company and the Representatives determine to enter into a Placement Facilitation Supplement, the Company and the Representatives shall have entered into such Placement Facilitation Supplement on or prior to the Applicable Time.

(u) Underwriting Agreement Supplement. If the Company and the Representatives determine to enter into an Underwriting Agreement Supplement, the Company and the Representatives shall have entered into such Underwriting Agreement Supplement on or prior to the Applicable Time.

(v) Condition Precedent. On or prior to the Share Rights Offering Expiration Date or the Closing Date, as the case may be, all conditions to the consummation of the Rights Offering set forth in the Prospectus, including the Condition Precedent (as defined therein) shall have been satisfied.

(w) Additional Documents. On or prior to the Settlement Date or any Closing Date, as the case may be, the Company shall have furnished to the Representatives such further customary certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Dealer Managers, the Placement Agents and the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification of the Dealer Managers, the Placement Agents and the Underwriters. The Company agrees to indemnify and hold harmless each Dealer Manager and, if a Placement Facilitation Supplement or an Underwriting Agreement Supplement is executed, each Placement Agent or Underwriter, as the case may be, their respective affiliates, directors and officers and each person, if any, who controls such Dealer Manager, Placement Agent or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Disclosure Package (including any Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Dealer Manager, Placement Agent or Underwriter furnished to the Company in writing by such Dealer Manager, Placement Agent or Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Dealer Manager, Placement Agent or Underwriter consists of the information described as such in subsection (b) below.

(b) Indemnification of the Company. Each Dealer Manager and, if a Placement Facilitation Supplement or an Underwriting Agreement Supplement is executed, each Placement Agent or Underwriter, as the case may be, agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Dealer Manager, Placement Agent or Underwriter furnished to the Company in writing by such Dealer Manager, Placement Agent or Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Disclosure Package (including any Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Dealer Manager, Placement Agent or Underwriter consists of the following information in the Prospectus furnished on behalf of each Dealer Manager, Placement Agent or Underwriter: the sixth, seventh, ninth, fifteenth and sixteenth paragraphs under the caption “Dealer Managers, Placement Agents and Underwriters”.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Dealer Manager, Placement Agent or Underwriter, and their affiliates, directors and officers and any control persons of such Dealer Manager, Placement Agent or Underwriter shall be designated in writing by J. P. Morgan Securities LLC and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Dealer Managers, Placement Agents or Underwriters on the other, from the Rights Offering or any Placement Facilitation or offering of the Underwritten ADSs or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Dealer Managers, Placement Agents or Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Dealer Managers, Placement Agents or Underwriters on the other, shall be deemed to be in the same proportion as the net proceeds (before deducting expenses) received by the Company from the Rights Offering, any placement of Placed Shares and any sale of the Underwritten ADSs bear to the total fees and any underwriting discounts and commissions received by the Dealer Managers, the Placement Agents or the Underwriters, as applicable, pursuant to Section 2 hereof. The relative fault of the Company, on the one hand, and of the Dealer Managers, the Placement Agents or the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Dealer Managers, Placement Agents or Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and the Dealer Managers, the Placement Agents and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Dealer Managers, the Placement Agents and the Underwriters collectively were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (d) and (e), in no event shall a Dealer Manager, a Placement Agent or an Underwriter be required to contribute any amount in excess of the amount by which the fees received by such Dealer Manager, Placement Agent or Underwriter with respect to the Rights Offering and any Placed Shares or sale of Underwritten ADSs exceeds the amount of any damages that such Dealer Manager, Placement Agent or Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Dealer Managers’, Placement Agents’ and Underwriters’ obligations to contribute pursuant to paragraphs (d) and (e) are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the Santiago Stock Exchange, the Electronic Stock Exchange, the NYSE MKT, the Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued by the Company shall have been suspended on any exchange; (iii) a general moratorium on commercial banking activities shall have been declared by Chilean, U.S. federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in Chile or the United States; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside Chile or the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the Rights Offering or the offering, sale or delivery of the Underwritten ADSs on the Closing Date, on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus.

10. Defaulting Underwriter.

(a) If an Underwriting Agreement Supplement is executed, and on the Closing Date, any Underwriter defaults on its obligation to purchase the Underwritten ADSs that it has agreed to purchase in such Underwriting Agreement Supplement on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Underwritten ADSs by other persons reasonably satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Underwritten ADSs, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Underwritten ADSs on such terms. If other persons become obligated or agree to purchase the Underwritten ADSs of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule II hereto that, pursuant to this Section 10, purchases Underwritten ADSs that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Underwritten ADSs of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Underwritten ADSs that remain unpurchased on the Closing Date does not exceed one-eleventh of the aggregate number of Underwritten ADSs to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Underwritten ADSs that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Underwritten ADSs that such Underwriter agreed to purchase on such date) of the Underwritten ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Underwritten ADSs of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Underwritten ADSs that remain unpurchased on the Closing Date exceeds one-eleventh of the aggregate amount of Underwritten ADSs to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares or ADSs and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, any Issuer Free Writing Prospectus, the Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto), any other materials in connection with the Rights Offering, and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel, including U.S. and Chilean counsel, independent accountants for the Company and any of its subsidiaries, the Depositary and the Rights Agent; (v) the fees and expenses of counsel to the Representatives, including U.S., Canadian and Chilean counsels, and all reasonable charges, taxes and disbursements, including travel expenses; (vi) the fees and expenses incurred in connection with the registration or qualification of the Shares and ADSs under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may reasonably designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Dealer Managers, the Placement Agents and the Underwriters); (vii) the cost of preparing stock certificates; (viii) the costs and charges of any transfer agent and any registrar; (ix) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; (x) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; (xi) all expenses and application fees related to the listing of the ADSs on the Exchange; and (xii) reasonable and documented out of pocket expenses of the Dealer Managers, the Placement Agents and the Underwriters, including database research and travel expenses.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Underwritten ADSs for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Underwritten ADSs (if they enter into an Underwriting Agreement Supplement) for any reason permitted under this Agreement, the Company agrees to reimburse the Dealer Managers, the Placement Agents and the Underwriters for all documented out-of-pocket costs and expenses (including the documented fees and expenses of their counsel and expenses incurred in connection with any “road show” presentation to potential investors) reasonably incurred by the Dealer Managers, Placement Agents or the Underwriters in connection with this Agreement, the Rights Offering, the Placement Facilitation and the offering of the Underwritten ADSs contemplated hereby.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Underwritten ADSs from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Dealer Managers, the Placement Agents and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Dealer Managers, the Placement Agents or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the Rights Offering, any Placement Facilitation and delivery of and payment for the Underwritten ADSs, if applicable, and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Dealer Managers, the Placement Agents or the Underwriters.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Miscellaneous.

(a) Authority of Representatives. Any action by the Dealer Managers, the Placement Agents or the Underwriters hereunder may be taken by the Representatives on behalf of the Dealer Managers, the Placement Agents or the Underwriters, and any such action taken by the Representatives shall be binding upon the Dealer Managers, the Placement Agents and the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement made or given by the Representatives on behalf of the Dealer Managers, Placement Agents or Underwriters, as the case may be.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Dealer Managers, the Placement Agents or the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk; BTG Pactual US Capital, LLC, 601 Lexington Avenue, New York, New York 10022; Attention: Legal Department; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036; Attention: Syndicate Department, with a copy to ECM Legal. Notices to the Company shall be given to it at Santa Rosa 76, Santiago, Chile, (fax: (56-2) 2378-4789); Attention: Domingo Valdés P.

(c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(d) Agent for Service; Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement, any Placement Facilitation Supplement, any Underwriting Agreement Supplement or the transactions contemplated hereby or thereby (“Related Proceedings”) may be instituted by the Dealer Managers, the Placement Agents or the Underwriters in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”). The Company hereby irrevocably submits to the jurisdiction of the Specified Courts in any Related Proceeding and agrees not to commence any Related Proceeding except in the Specified Courts. The Company irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company irrevocably appoints CT Corporation, located at 111 Eighth Avenue, New York, New York 10011, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company by the person serving the same to the address provided in this Section 15(d), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(e) Judgment Currency. The Company agrees to indemnify each Dealer Manager, each Placement Agent and each Underwriter against any loss incurred by such Dealer Manager, Placement Agent or Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Dealer Manager, Placement Agent or Underwriter is able to purchase U.S. dollars with the amount of the judgment currency actually received by the Dealer Manager, Placement Agent or Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(f) Waiver of Immunity. To the extent that the Company may be entitled in any jurisdiction in which judicial proceedings may at any time be commenced hereunder, to claim for itself or its revenues or assets any immunity, including sovereign immunity, from suit, jurisdiction, attachment in aid of execution of a judgment or prior to a judgment, execution of a judgment or any other legal process with respect to its obligations hereunder and to the extent that in any such jurisdiction there may be attributed to the Company such an immunity (whether or not claimed), the Company hereby irrevocably agrees not to claim and irrevocably waives such immunity to the maximum extent permitted by law. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Dealer Managers, the Placement Agents or the Underwriters in any competent court in Chile.

(g) Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Dealer Managers, the Placement Agents and the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Dealer Managers, the Placement Agents and the Underwriters to properly identify their respective clients.

(h) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(i) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(j) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

ENERSIS S.A.

By:	/s/ Eduardo Escaffi J.
	Name:	Eduardo Escaffi J.
	Title:	Chief Financial Officer

For themselves and on behalf of the several Dealer Managers, Placement Agents and Underwriters.

J.P. MORGAN SECURITIES LLC

By:	/s/ Gian M. Maltoni
Authorized Signatory

BTG PACTUAL US CAPITAL, LLC, as dealer manager and placement agent

By:	/s/ Israel Colangelo
Authorized Signatory

BANCO BTG PACTUAL SA – CAYMAN BRANCH, a underwriter

By:	/s/ Jill Wallach
Authorized Signatory

MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED

By:	/s/ Sumit Mukherjee
Authorized Signatory

Schedule I

Dealer Manager

J.P. Morgan Securities LLC

BTG Pactual US Capital, LLC

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Banchile Asesoría Financiera S.A.

BBVA Corredores de Bolsa Limitada

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

HSBC Securities (USA) Inc.

Larraín Vial S.A. Corredora de Bolsa

Morgan Stanley & Co. LLC

Santander Investment Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

BNP Paribas Securities Corp.

Credit Agricole Securities (USA) Inc.

Placement Agent

J.P. Morgan Securities LLC

BTG Pactual US Capital, LLC

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Banchile Corredores de Bolsa S.A.

BBVA Corredores de Bolsa Limitada

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

HSBC Securities (USA) Inc.

Larraín Vial S.A. Corredora de Bolsa

Morgan Stanley & Co. LLC

Santander Investment Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

BNP Paribas Securities Corp.

Credit Agricole Securities (USA) Inc.

Schedule II

Underwriter

J.P. Morgan Securities LLC

Banco BTG Pactual SA – Cayman Branch

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

BBVA Corredores de Bolsa Limitada

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

Santander Investment Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

BNP Paribas Securities Corp.

Credit Agricole Securities (USA) Inc.

Annex A-11

Form of Opinion of Chadbourne & Parke LLP, U.S. Counsel for the Company

1.	The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act and was filed with the Commission not earlier than three years prior to the date of the Dealer Manager, Placement Facilitation and Underwriting Agreement and is effective; the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Securities Act on February 25, 2013 in the manner and within the time period required by Rule 424(b); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to our knowledge (i) no order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, (ii) no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company, (iii) no order preventing or suspending the use of any Issuer Free Writing Prospectus or the Prospectus has been issued, and (iv) no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering of the Offered Shares is pending or threatened by the Commission.

2.	The Registration Statement, each Issuer Free Writing Prospectus included in the Disclosure Package and the Prospectus (other than the financial statements and schedules and other financial and accounting data (and statistical data derived therefrom) included or incorporated by reference therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

3.	Each Transaction Document has been duly executed and delivered by the Company.

4.	Each of the Rights Agency Agreement and the Deposit Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

5.	Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

6.	Assuming the validity of such action under Chilean law, under the laws of the State of New York relating to submission to jurisdiction, the Company has (i) validly and irrevocably submitted, to

[1]

Form of opinions in Annexes A-1 to A-5 to be modified as appropriate and customary for delivery on the Settlement Date and any Closing Date, with references to Settlement Date, Applicable Time, and Closing Date, as the case may be, and coverage of any Underwriting Agreement Supplement and Placement Facilitation Supplement, as applicable.

A-1-1

the jurisdiction of any U.S. federal or New York State court located in the City of New York; (ii) validly designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under the Dealer Manager, Placement Facilitation and Underwriting Agreement, the Rights Agency Agreement and the Deposit Agreement, as the case may be, in any U.S. federal or New York State court located in the City of New York; and (iii) validly waived any objection to the venue of the proceeding in a U.S. federal or New York State court located in The City of New York, in the case of clauses (i), (ii) and (iii), pursuant to Section 15 of the Dealer Manager, Placement Facilitation and Underwriting Agreement, Section 18 of the Rights Agency Agreement and Section 7.6 of the Deposit Agreement. Service of process in respect of a claim or action in a U.S. federal court or New York State court located in the City of New York pursuant to the Dealer Manager, Placement Facilitation and Underwriting Agreement, the Rights Agency Agreement and the Deposit Agreement, effected in the manner set forth in the Dealer Manager, Placement Facilitation and Underwriting Agreement, the Rights Agency Agreement and the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company.

7.	The execution, delivery and performance by the Company of each of the Transaction Documents, the compliance by the Company with the terms thereof, the issuance and sale of the Offered Shares being delivered on the Settlement Date and the deposit of the Offered Shares against the issuance of ADSs in accordance with the provisions of the Dealer Manager, Placement Facilitation and Underwriting Agreement and the use of the proceeds from the sale of the Offered Shares as described in the Prospectus under the caption “Use of Proceeds” and the consummation by the Company of the Capital Increase, the Rights Offering and the transactions contemplated by the Transaction Documents in accordance with the provisions thereof will not result in the violation of any New York State or U.S. federal laws or statute, or any judgment, order, rule or regulation of any New York State or United States federal court or governmental or regulatory authority that, in our experience, is generally applicable to transactions of the nature of those contemplated by the Transaction Documents, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect.

8.	No consent, approval, authorization, order, license, registration or qualification of or filing with any court or governmental or regulatory authority of the State of New York or the United States of America is required under any law of the State of New York or the United States of America, respectively, applicable to the Company that, in our experience, is generally applicable to transactions of the nature of those contemplated by the Transaction Documents, the compliance by the Company with terms thereof, and the consummation of the transactions contemplated by the Transaction Documents in accordance with the provisions thereof, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained or as may be required for the registration of the Offered Shares under the Securities Act, by the Financial Industry Regulatory Authority, or by state securities or blue sky laws.

9.

The statements in the Prospectus under the headings “Taxation – Material U.S. Income Tax Considerations”, “Description of American Depositary Shares” and “Description of Rights to Subscribe for Common Stock or ADSs”, to the extent that they constitute summaries of the matters of law or regulation or legal conclusions under the laws of the State of New York or the United States of America, fairly summarize the matters described therein in all material respects; and, to our knowledge, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Disclosure Package or the Prospectus and that are not so described in the Registration Statement, the Disclosure Package and the Prospectus and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to

A-1-2

be filed as exhibits to the Registration Statement or described in the Registration Statement, the Disclosure Package or the Prospectus and that have not been so filed as exhibits to the Registration Statement or described in the Registration Statement, the Disclosure Package and the Prospectus.

10.	The Company is not required, and upon the issuance and sale of the Offered Shares as contemplated in the Dealer Manager, Placement Facilitation and Underwriting Agreement and after giving effect to the application of the proceeds received by the Company therefrom and from the Capital Increase, including the Rights Offering, as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company will not be required, to register as an “investment company” within the meaning of the Investment Company Act.

11.	The documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and schedules and other financial and accounting data (and statistical data derived therefrom) included or incorporated by reference therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

12.	Upon due issuance by the Depositary of the ADSs against the deposit of the Offered Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names such ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

As counsel to the Company, we have reviewed the Registration Statement, the Disclosure Package and the Prospectus and we have participated in conferences with representatives of the Company, representatives of its independent public accountants and representatives of the Dealer Managers, the Placement Agents and the Underwriters at which conferences the contents of the Registration Statement, the Disclosure Package and the Prospectus and any amendment and supplement thereto were discussed. We have not verified and are not passing on, and do not assume any responsibility for the accuracy, completeness or fairness of, the statements contained the Registration Statement, the Disclosure Package, or the Prospectus and any amendment or supplement thereto (except to the extent provided in paragraphs 5 and 9 of our opinion dated the date hereof delivered to you in connection with the Dealer Manager, Placement Facilitation and Underwriting Agreement), including the documents incorporated by reference therein. However, on the basis of and subject to the foregoing, we hereby advise you that nothing has come to our attention that causes us to believe (i) that the Registration Statement, as of the date of its effectiveness (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Disclosure Package, as of the Commencement Date contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus or any amendment or supplement thereto as of its date and the Commencement Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and schedules and other financial or accounting data (and statistical data derived therefrom) included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus).

A-1-3

Annex A-2

Form of Opinion of Carey y Cía. Ltda., Chilean Counsel for the Company

1.	The Company has been duly organized and is validly existing under the laws of Chile, and is duly qualified to do business and operate its properties under the laws of Chile, and has all requisite corporate power and authority to conduct its business as it is being conducted and as described in the Registration Statement, the Prospectus and the Disclosure Package, and the Company’s by-laws are in full force as of this date.

2.	The Company has full corporate power and authority and has taken all necessary actions to enter into each of the Transaction Documents, and to perform its obligations and to incur liabilities thereunder, and each Transaction Document has been duly authorized, executed and delivered by the Company.

3.	There is no provision of any treaty, law, statute, regulation or decree in or of Chile which would prohibit, conflict with or in any way prevent the execution, delivery or performance by the Company of any of the Transaction Documents, or which, solely by reason of the execution, delivery or performance by the Company of any such Transaction Document, would result in the creation or imposition under Chilean law of any lien, security interest, charge or encumbrance of any nature upon any property of the Company.

4.	Each of the Transaction Documents to which the Company is a party constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, provided that, in order to bring an action thereon in the courts of Chile, such documents would have to be originally executed in the Spanish language or if not in Spanish will have to be translated into the Spanish language by a sworn public translator appointed by the Ministry of Foreign Affairs of Chile or by the court (which translation could be effected in relation to any document at any time prior to such document being so admitted in evidence).

5.	Except for the fact that Chilean law does not contemplate remedies in equity, the indemnification provisions set forth in Section 7 of the Underwriting Agreement do not contravene the public policy or laws of Chile or any political subdivision thereof.

6.	The Shares and the Rights are freely issued and transferable free of encumbrances by the Company to or for the accounts of subscribers therefor upon exercise of Rights and to or for the accounts of subscribers procured by the Dealer Managers, Placement Agents or Underwriters or to or for the accounts of the Underwriters, in the manner contemplated by the Underwriting Agreement; there are no restrictions on subsequent transfers of Shares except as described in the Disclosure Package and the Prospectus.

7.

The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization.” The Shares and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and conform to the description thereof contained in the Disclosure Package and none of the outstanding shares of capital stock issued by the Company in connection with the Capital Increase were issued in violation of the preemptive or other similar rights of any

A-2-1

securityholder of the Company; the Shares have been duly authorized for issuance and sale to the Underwriters or to or for the accounts of subscribers procured by the Dealer Managers, Placement Agents or Underwriters, pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in such agreement, will be validly issued and fully paid and non-assessable and no holder of the Shares is or will be subject to personal liability for any actions of or any debts or obligations of the Company only by reason of being such a holder; the Shares rank pari passu with all other issued shares of the Company and may be freely deposited by the Company with the Depositary against the issuance or ADRs evidencing the ADSs; except as set forth in the Disclosure Package, the shareholders of the Company have no preemptive or similar rights with respect to the Shares; and except as set forth in the Disclosure Package, there are no (A) options, warrants or other rights to purchase, (B) agreements or other obligations to issue or (C) other rights to convert any obligation into, or exchange any securities for, any Shares, Rights or ADSs.

8.	The Rights when first issued have been duly authorized and validly issued in accordance with the Company’s bylaws and Chilean law and conform to the description thereof contained in the Disclosure Package.

9.	Insofar as matters of Chilean law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

10.	No exchange control authorization or any other notification, order, authorization, approval, consent or license of any governmental or regulatory authority agency or court in the Republic of Chile is required for the payment of any amounts payable under the Transaction Documents, save for notifications to be made to the Central Bank of Chile pursuant to current foreign exchange regulations. Except as disclosed in the Disclosure Package, all payments on or under the Transaction Documents will be free and clear of any other tax, duty, withholding or deduction in Chile or any political subdivision or taxing authority thereof or therein and may be paid in Chilean pesos that may be converted into another currency and freely transferred out of Chile, without the necessity of obtaining any governmental authorization in Chile or any political subdivision or taxing authority thereof or therein, provided applicable reporting requirements to the Central Bank of Chile and taxing authorities are complied with.

11.	Except for the filing of copies of the Registration Statement and the Prospectus and any other documentation filed with the Commission, duly translated into Spanish, with the Superintendencia de Valores y Seguros and the Santiago Stock Exchange, no consent, approval, authorization, filing with or order of any court or governmental agency or body in Chile is required in connection with the consummation of the Capital Increase, the Rights Offering and any of the transactions contemplated in the Underwriting Agreement.

12.	The execution, delivery and performance of the Underwriting Agreement and each other Transaction Document and the consummation of the transactions therein contemplated, including without limitation the consummation of the Capital Increase, the Rights Offering and the offer and/or sale of the Shares and ADSs and the deposit of the Shares with the Depositary against the issuance of ADRs evidencing the ADSs, will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (A) the bylaws of the Company or (B) any Chilean statute, rule or regulation or, to the best of our knowledge, any judgment, decree or order, rule or regulation applicable to the Company or any of its properties or assets.

A-2-2

13.	The descriptions in the Registration Statement, the Prospectus and the Disclosure Package of Chilean statutes, legal, governmental and regulatory proceedings are accurate in all material respects; and the statements in each of the Registration Statement, the Prospectus and the Disclosure Package under the headings “Description of Share Capital”, “Taxation – Chilean Tax Considerations”, “Enforceability of Civil Liabilities”, “Exchange Rates; Foreign Investment and Exchange Controls in Chile”, “The Rights Offering”, “The In-Kind Contribution” and “The Appraisal Reports”, to the extent that they constitute summaries of matters of Chilean law or regulation or legal conclusions under Chilean law, fairly and accurately summarize the matters described therein in all material respects.

14.	Each Transaction Document is in proper legal form under the laws of Chile for the enforcement thereof against the Company in Chile without the need to obtain any other consent, approval or authorization, to file any notification or to take any further action to ensure the legality, validity, enforceability or admissibility in evidence of each Transaction Document, and except for its official translation into Spanish for its presentation to a Chilean court, at the time of such presentation, and subject to the payment of the applicable stamp tax or evidence that in this case such tax is not required to be paid due to the existence of an exemption thereof, it is not necessary that any other document be filed or recorded with any court or other authority in Chile or that any stamp or similar tax be paid on or in respect of any such document or of the Shares, Rights or ADSs.

15.	To the best of our knowledge, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company in Chile, challenging the validity of the execution, delivery and/or performance by the Company of any of the Transaction Documents or the Rights Offering or that are otherwise material in the context of the Capital Increase, the Rights Offering or any offer and sale of the Shares or ADSs.

16.	Except as expressly set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Dealer Managers, Placement Agents or Underwriters or the Depositary to Chile or any political subdivision or taxing authority thereof or therein in connection with (A) the sale of the ADSs, if any, to the Underwriters in the manner contemplated in the Underwriting Agreement; (B) the sale and delivery outside Chile by the Underwriters of the ADSs, if any, to the initial purchasers thereof (other than the income of any Underwriter whose net income is subject to tax by Chile); (C) entering into the Underwriting Agreement or the Deposit Agreement or receiving payments thereunder; or (D) the execution, delivery and performance of its obligations under the Deposit Agreement, and the deposit of the Shares under the Deposit Agreement against the issuance of ADRs evidencing the ADSs.

17.	The choice of the law of the State of New York to govern the Transaction Documents is, under the laws of Chile, a valid choice of governing law and will be honored in a suit on any such document brought in the courts of Chile.

18.

Except as described in the Disclosure Package, under the current laws and regulations of Chile, all dividends and other distributions declared and payable on the Shares may be paid by the Company to the Depositary and to the holders of ADRs, as applicable, in Chile and may be converted into foreign currency and freely transferred out of Chile, and all such dividends and other distributions made to holders of Shares who are non-residents of Chile will not be subject to Chilean income, withholding or other taxes under the laws and regulations of Chile. In this regard, please note that as a general rule, dividends and other distributions declared and payable

A-2-3

on the Shares would be subject only to a withholding tax of 35% (which may be reduced by certain tax credits discussed in the Prospectus under the caption “Taxation – Chilean Tax Considerations”) but otherwise are free and clear of any tax, duty, withholding or deduction imposed by or in Chile.

19.	It is not necessary under the laws of Chile that the Dealer Managers, Placement Agents and Underwriters be licensed, qualified or entitled to carry on business in Chile, (i) to enable any of them to enforce their respective rights under the Transaction Documents or the consummation of the transactions contemplated thereby or (ii) solely by reason of the execution, delivery or performance of any such Transaction Document and none of the Dealer Managers, Placement Agents and Underwriters or holders of Shares or ADSs will be deemed resident, domiciled or carrying on business or subject to taxation in Chile solely by reason of its holding of Shares or ADSs or the execution, delivery, performance or enforcement of the Transaction Documents.

20.	The submission by the Company to the jurisdiction of the Federal and state courts in the City of New York, with respect to matters arising under or in connection with the Transaction Documents as set forth therein, is valid and effective under the laws of Chile and, assuming validity under the laws of the State of New York, the appointment by the Company of an agent for service of process in any suit or proceeding based on or arising under the Underwriting Agreement and the Deposit Agreement in any U.S. federal or New York state court located in the City of New York in respect of a claim or action in a U.S. court pursuant to the Underwriting Agreement or the Deposit Agreement, will be effective, insofar as Chilean law is concerned, to confer valid personal jurisdiction over the Company.

(i)	A final, valid and conclusive judgment in connection with the Transaction Documents for the payment of a fixed and readily calculable sum of money against the Company, obtained from a court of competent jurisdiction in New York, would be recognized and enforced against the Company, by the courts in Chile, so long as the following conditions were met, the satisfaction of which will be determined by the Supreme Court of Chile:

(A)	If there is a treaty between Chile and the country where the judgment was rendered with respect to the enforcement of foreign judgments, the provisions of said treaty shall be applied. There is currently no treaty as to the enforcement of non-arbitral foreign judgments in effect between Chile and the United States of America;

(B)	If there is no such treaty, the judgment shall be enforced if there is reciprocity as to the enforcement of judgments (i.e., the relevant court sitting in the State of New York would enforce a judgment of a Chilean court under comparable circumstances);

(C)	If it can be proved that there is no reciprocity, the judgment cannot be enforced;

(D)

If there is no treaty and both reciprocity and lack of reciprocity cannot be proved, the judgment will nonetheless be enforced if (1) it does not contain anything contrary to the laws of Chile, notwithstanding differences in procedural rules, (2) it is not in conflict with Chilean jurisdiction, (3) it has not been rendered by default within the meaning of Chilean law and (4) it is final under the laws of the relevant foreign jurisdiction rendering such judgment. We are of the opinion that the judgment would not be considered to have been rendered by default if personal service of process was made upon the process agent of the Company

A-2-4

designated pursuant to the Underwriting Agreement, assuming such manner of service to be valid under the laws of the State of New York, unless the defendant were able to prove that, due to other reasons, it was prevented from making use of its legal means of defense. We note that there are decisions of the Supreme Court of Chile that have considered that the service of process by means of mailing copies to the defendant was not effective to cause proper service of process and, consequently, have denied enforcement in Chile of a judgment rendered in a proceeding in which legal process was served by means of mailing copies to the party whom enforcement of the judgment is sought in Chile. A judgment rendered by New York State or Federal Courts will be in conflict with Chilean jurisdiction if it affects in any way properties located in Chile, which are as a matter of Chilean law subject to the laws of Chile and to the jurisdiction of Chilean courts. We note that whether a judgment is final and conclusive will depend on the laws of the foreign jurisdiction in which the judgment is rendered and this must be proven to Chilean courts, which courts may hear whatever presentation the party against whom enforcement is sought wishes to make with respect to such question; and

(E)	In any event, the judgment shall not be contrary to the public policy of Chile or to the basic and fundamental principles of Chilean law. Disclaimers of liability will only be enforceable if there is no gross negligence or willful misconduct on the part of the party making such disclaimer.

Assuming such a foreign final judgment complied with the standards set forth in this paragraph (t)(ii), and in the absence of any condition referred to above which would render a foreign judgment unenforceable, the Dealer Managers, Placement Agents and Underwriters will be entitled to enforce such judgment in Chile by proceedings for the enforcement of a foreign final judgment under the laws of Chile. To enforce such judgment, it must be presented to the Supreme Court of Chile, in the form of a copy legalized by the Chilean Consul in the foreign jurisdiction and, if not in Spanish, duly translated into Spanish by a sworn public translator appointed by the Ministry of Foreign Affairs of Chile or by the court.

21.	Neither the Company nor the Company’s assets or revenues are subject to any right of immunity under Chilean law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Chilean court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Company has, pursuant to Section 15 of the Underwriting Agreement, duly and validly waived such right to the extent permitted by law.

22.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or accounting, financial or statistical information, and because many determinations involved in the preparation of the Registration Statement, the Prospectus and the Disclosure Package are of a wholly or partially non-legal character or relate to legal matters outside the scope of this opinion letter, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the

A-2-5

Registration Statement, the Prospectus and the Disclosure Package and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the accounting, financial and statistical data included in the Registration Statement, the Prospectus and the Disclosure Package.

However, in the course of our acting as special Chilean counsel to the Company in connection with the preparation of the Registration Statement, the Prospectus and the Disclosure Package, we participated in certain conferences and telephone conversations with officials of the Company, your representatives and representatives of the Company’s United States counsel, during which contents of the Registration Statement, the Prospectus and the Disclosure Package and related matters were discussed, and we reviewed other documents furnished to us by the Company. Based on our participation in the conferences and conversations and our examination of the documents we reviewed, we advise you that: nothing has come to our attention to cause us to believe that the Registration Statement, at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Disclosure Package, as of the Commencement Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus or any amendment or supplement thereto as of its date and the Commencement Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other accounting, financial or statistical information contained therein, as to which we express no view).

A-2-6

Annex A-3

Form of Opinion of Domingo Valdés, General Counsel for the Company

1.	The Company and its Chilean subsidiaries have been duly organized and are validly existing and in good standing, to the extent applicable, under the laws of the Republic of Chile, with all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

2.	The Company and its Chilean subsidiaries are duly qualified to do business and are in good standing, to the extent applicable under the laws of the applicable jurisdictions, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

3.	All of the issued and outstanding capital stock of the Company (and all of the issued and outstanding capital stock or other equity interests owned by the Company in its Chilean subsidiaries) has been duly and validly authorized and issued, are fully paid and non-assessable and except as set forth in the Disclosure Package, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue, or (iii) other rights to convert any obligation into, or exchange any securities for, any Shares, Rights or ADSs.

4.	The Company has the power to (i) submit to the exclusive jurisdiction of any U.S. federal or New York State court located in the City of New York; (ii) designate, appoint and empower an agent for service of process in any suit or proceeding based on or arising under the Dealer Manager, Placement Facilitation and Underwriting Agreement, Rights Agency Agreement and the Deposit Agreement, as the case may be, in any U.S. federal or New York State court located in the City of New York; and (iii) waive any objection to venue of the proceedings in a U.S. federal or New York State court located in the City of New York, in the case of clauses (i), (ii) and (iii), pursuant to Section 15 of the Dealer Manager, Placement Facilitation and Underwriting Agreement, Section 18 of the Rights Agency Agreement and Section 7.6 of the Deposit Agreement.

5.	The Company and its Chilean subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all real and personal property and assets that are material to the respective businesses of the Company and its Chilean subsidiaries in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Chilean subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect.

6.

The execution, delivery and performance by the Company of each of the Transaction Documents, the commencement and consummation of the Rights Offering, the issuance and sale of the Offered Shares and the consummation of the transactions contemplated by the Transaction Documents does not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Chilean

A-3-1

subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Chilean subsidiaries is a party or by which the Company or any of its Chilean subsidiaries is bound or to which any of the property or assets of the Company or any of its Chilean subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Chilean subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the Company or any of its Chilean subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, default or violation as would not, individually or in the aggregate, have a Material Adverse Effect.

7.	Neither the Company nor any of its Chilean subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Chilean subsidiaries is a party or by which the Company or any of its Chilean subsidiaries is bound or to which any of the property or assets of the Company or any of its Chilean subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation as would not, individually or in the aggregate, have a Material Adverse Effect.

8.	The Company and its Chilean subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Disclosure Package and the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its Chilean subsidiaries received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

9.	Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Chilean subsidiaries is or may be a party or to which any property of the Company or any of its Chilean subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company, or any of its Chilean subsidiaries could reasonably be expected to have a Material Adverse Effect; and to my knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority.

10.	There are no contracts, agreements or understandings between the Company and any person that grants such person the right to require the Company to file a registration statement under the Securities Act or with the SVS with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act or with the SVS.

A-3-2

11.	Nothing has come to my attention to cause me to believe that the Registration Statement, at the time of its effective date (including the information, if any deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Disclosure Package, as of the Commencement Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus or any amendment or supplement thereto, as of its date and the Commencement Date, contained any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial and accounting information (and statistical data derived therefrom) contained therein, as to which I express no belief).

A-3-3

Annex A-4

Form of Opinion of General Counsel for Endesa/Enel Group in Argentina/Brazil/Colombia/Peru

1.	Each of the Subsidiaries has been duly organized and is validly existing and in good standing, to the extent applicable, under the laws of the [Argentina/Brazil/Colombia/Peru], with all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.

2.	No consent, approval, authorization, order, license, registration or qualification of or with any [Argentinean/Brazilian/Colombian/Peruvian] court or governmental or regulatory authority is required for the execution, delivery and performance by [the Company and] the Subsidiaries of each of the Transaction Documents, the commencement and consummation of the Rights Offering, the issuance and sale of the Offered Shares and the consummation of the transactions contemplated by the Transaction Documents.

3.	The execution, delivery and performance by the Company of each of the Transaction Documents, the commencement and consummation of the Rights Offering, the issuance and sale of the Offered Shares and the consummation of the transactions contemplated by the Transaction Documents does not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Subsidiaries is a party or by which any of the Subsidiaries is bound or to which any of the property or assets of any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of any of the Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the Subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, default or violation as would not, individually or in the aggregate, have a Material Adverse Effect.

4.	Each of the Subsidiaries has good and marketable title in fee simple (in the case of real property) to, or has valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title, except those (i) that do not materially interfere with the use made and proposed to be made of such property by the Subsidiaries or (ii) as would not, individually or in the aggregate, have a Material Adverse Effect.

5.

Each of the Subsidiaries possesses all licenses, certificates, permits and other authorizations issued by, and has made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its properties or the conduct of its business as described in the Registration Statement, the Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the

A-4-1

Registration Statement, the Disclosure Package and the Prospectus or as would not have, individually or in the aggregate, a Material Adverse Effect, none of the Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

6.	None of the Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; or (ii) to my knowledge, in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Subsidiary is a party or by which such Subsidiary is bound or to which any of the property or assets of the Subsidiaries is subject, except, in the case of clause (ii) above, for any such default or violation as would not, individually or in the aggregate, have a Material Adverse Effect.

7.	To my knowledge, except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Subsidiaries are or may be a party or to which any property of the Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Subsidiaries, would have a Material Adverse Effect; and to my knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority.

A-4-2

Annex A-5

Form of Opinion of Patterson Belknap Webb & Tyler LLP, Counsel for the Depositary

1.	Each of the Agreements has been duly authorized, executed and delivered by Citibank and constitutes the legal, valid and binding agreement of Citibank, enforceable against Citibank in accordance with its terms except to the extent that (i) enforcement thereof may be limited by (A) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in law or in equity), and (ii) rights to indemnity as may be limited by United States federal or state securities laws or public policy.

2.	Upon the issuance by the Depositary of the ADSs against the deposit of the requisite Shares by the Company with the Custodian in connection with the exercise of ADS Rights as part of the Rights Offer and in accordance with the terms and conditions of the Deposit Agreement and the Registration Statements, such ADSs will be duly and validly issued and will entitle the Holders thereof (as defined in the Deposit Agreement) to the rights specified in the Deposit Agreement and in the American Depositary Receipt(s) (if applicable) evidencing such ADSs, in each case as amended prior to the date of such ADS issuance.

3.	The 2010 Registration Statement has been declared effective under the United States Securities Act of 1933, as amended, and, to our knowledge, no stop order suspending the effectiveness of the 2010 Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened. Each of the Registration Statements complies as to form in all material respects with the requirements of the United States Securities Act of 1933, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, in each case as known to us to be interpreted by the Staff of the Securities and Exchange Commission at this time.

A-5-1

Annex B

a. Issuer Free Writing Prospectuses included in Disclosure Package as of Commencement Date

[None.]

C-1

Exhibit A

[FORM OF LOCK-UP AGREEMENT]

[—] [—], 2013

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

BTG Pactual US Capital, LLC

601 Lexington Avenue

New York, New York 10022

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, New York 10036

As Representatives of the several Dealer Managers, Placement Agents and Underwriters

Re: Enersis S.A. – Rights Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Dealer Managers, Placement Agents and Underwriters, propose to enter into a Dealer Manager, Placement Facilitation and Underwriting Agreement (the “Dealer Manager, Placement Facilitation and Underwriting Agreement”) with Enersis S.A., a Chilean corporation (the “Company”), providing for a rights offering (the “Rights Offering”) for shares of common stock of the Company with no par value (the “Shares”), including in the form of American Depositary Shares. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Dealer Manager, Placement Facilitation and Underwriting Agreement.

In consideration of the Dealer Managers’ agreement to perform those services in connection with the Rights Offering as are customarily performed by investment banking concerns in connection with rights offerings of like nature, including the solicitation of exercise of the Rights, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives, the undersigned will not, during the period ending 90 days after the date of the prospectus relating to the Rights Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares (including without limitation, Shares or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the

Exh A-1

Shares or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares; provided, however, that the foregoing shall not prohibit or restrict the undersigned from receiving, exercising, purchasing or selling Rights.

Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Dealer Manager, Placement Facilitation and Underwriting Agreement does not become effective, or if the Dealer Manager, Placement Facilitation and Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares or ADSs pursuant to the Rights Offering, the undersigned shall be released from, all obligations under this Letter Agreement. The undersigned understands that the Dealer Managers are entering into the Dealer Manager, Placement Facilitation and Underwriting Agreement and proceeding with the Rights Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF DIRECTOR/OFFICER/STOCKHOLDER]

By:
Name:
Title:

Exh A-2

Exhibit B

[FORM OF UNDERWRITING AGREEMENT SUPPLEMENT]

            , 2013

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Banco BTG Pactual SA – Cayman Branch

601 Lexington Avenue

New York, New York 10022

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, New York 10036

As Representatives of the several Underwriters

Ladies and Gentlemen:

Reference is made to the Dealer Manager, Placement Facilitation and Underwriting Agreement dated February 25, 2013 entered into by you and us (as amended from time to time, the “Dealer Manager, Placement Facilitation and Underwriting Agreement”). Unless otherwise defined in this Underwriting Agreement Supplement, capitalized terms defined in the Dealer Manager, Placement Facilitation and Underwriting Agreement shall have the same meanings in this Underwriting Agreement Supplement.

As contemplated by Section 2 of the Dealer Manager, Placement Facilitation and Underwriting Agreement, in consideration of the execution and delivery of the Dealer Manager, Placement Facilitation and Underwriting Agreement, and of the mutual covenants contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	The Dealer Manager, Placement Facilitation and Underwriting Agreement is hereby supplemented by the following terms so that this Underwriting Agreement Supplement shall form an integral part of the Dealer Manager, Placement Facilitation and Underwriting Agreement.

2.

The Company agrees to issue and sell the Underwritten ADSs to the several Underwriters as provided in the Dealer Manager, Placement Facilitation and Underwriting Agreement, and each Underwriter set forth in Schedule I to this Underwriting Agreement Supplement, on the basis of the representations, warranties and agreements, and subject to the conditions, set forth in the Dealer Manager, Placement Facilitation and Underwriting Agreement, agrees, severally and not jointly, to purchase from the Company its respective percentage share of a total of [—] Underwritten ADSs, as set forth opposite such Underwriter’s name in Schedule I to this Underwriting Agreement Supplement, at a price of $[—] per ADS (the “Purchase Price”). Payment of the Purchase Price for the Underwritten ADSs shall be made at 10:00 a.m., New York City time, on [—] [—],

Exh B-1

2013, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing (the “Closing Date”) against delivery to the Representatives for the respective accounts of the several Underwriters of the Underwritten ADSs to be purchased on such Closing Date as provided in the Dealer Manager, Placement Facilitation and Underwriting Agreement.

3.	As used in the Dealer Manager, Placement Facilitation and Underwriting Agreement, “Applicable Time” means [—]a.m./p.m. on [—], 2013.

4.	The Company represents and warrants to and agrees with the Underwriters that this Underwriting Agreement Supplement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation.

5.	This Underwriting Agreement Supplement shall be governed by the laws of the State of New York. Section 15 of the Dealer Manager, Placement Facilitation and Underwriting Agreement shall apply to this Underwriting Agreement Supplement mutatis mutandis as if set forth herein.

6.	This Underwriting Agreement Supplement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

Exh B-2

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Underwriting Agreement Supplement by signing in the space provided below.

Very truly yours,

ENERSIS S.A.

By:
Name:
Title:

Exh B-3

For themselves and on behalf of the several Underwriters.

J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

BANCO BTG PACTUAL SA – CAYMAN BRANCH

By:
Name:
Title:

MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED

By:
Name:
Title:

Exh B-4